EXHIBIT NO. 99.13(b)


                                                                       EXHIBIT A

               Funds and Share classes Covered by Rule 12B-1 Plan
                            As of: December 31, 1999

                                            CLASSES OF
                                           SHARES COVERED
                                           BY RULE 12B-1     DATE RULE 12b-1
          FUND                                  PLAN          PLAN ADOPTED
MFS Managed Sectors Fund                         A,B        January 1, 1997
MFS Cash Reserve Fund                           A,B,C       January 1, 1997
MFS Global Asset Allocation Fund                A,B,C       January 1, 1997
MFS Strategic Growth Fund                      A,B,C,J      January 1, 1997;
                                                            December 8, 1999
                                                            (J shares)
MFS Research Growth and Income Fund             A,B,C       January 1, 1997
MFS Core Growth Fund                            A,B,C       January 1, 1997
MFS Equity Income Fund                          A,B,C       January 1, 1997
MFS New Discovery Fund                          A,B,C       January 1, 1997
MFS Science and Technology Fund                 A,B,C       January 1, 1997
MFS Research International Fund                 A,B,C       January 1, 1997
MFS Emerging Growth Fund                      A,B,C, J      January 1, 1997;
                                                            May 27, 1998
                                                            (J shares)
MFS Large Cap Growth Fund                        A,B        January 1, 1997
MFS Intermediate Income Fund                     A,B        January 1, 1997
MFS Charter Income Fund                        B,C,J*       May 27, 1998
MFS Global Total Return Fund                    A,B,C       January 1, 1997
MFS Utilities Fund                              A,B,C       January 1, 1997
MFS Global Equity Fund                         A,B,C,J      January 1, 1997;
                                                            April 14, 1999
                                                            (J shares)
MFS Strategic Income Fund                       A,B,C       January 1, 1997
MFS Global Growth Fund                          A,B,C       January 1, 1997
MFS Alabama Municipal Bond Fund                  A,B        January 1, 1997
MFS Arkansas Municipal Bond Fund                 A,B        January 1, 1997
MFS California Municipal Bond Fund              A,B,C       January 1, 1997
MFS Florida Municipal Bond Fund                  A,B        January 1, 1997
MFS Georgia Municipal Bond Fund                  A,B        January 1, 1997
MFS Maryland Municipal Bond Fund                 A,B        January 1, 1997
MFS Massachusetts Municipal Bond Fund            A,B        January 1, 1997
MFS Mississippi Municipal Bond Fund              A,B        January 1, 1997
MFS New York Municipal Bond Fund                 A,B        January 1, 1997
MFS North Carolina Municipal Bond Fund          A,B,C       January 1, 1997
MFS Pennsylvania Municipal Bond Fund             A,B        January 1, 1997
MFS South Carolina Municipal Bond Fund           A,B        January 1, 1997
MFS Tennessee Municipal Bond Fund                A,B        January 1, 1997
MFS Virginia Municipal Bond Fund                A,B,C       January 1, 1997
MFS West Virginia Municipal Bond Fund            A,B        January 1, 1997
MFS Municipal Income Fund                       A,B,C       January 1, 1997
MFS Massachusetts High Income Tax Free Fund     A, B        June 11, 1999
MFS New York High Income Tax Free Fund          A, B        June 11, 1999
MFS Government Limited Maturity Fund            A,B,C       January 1, 1997

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* The Class J shares of CIF have the same characteristics as Class A shares of the other MFS Funds identified above.

                                                                       EXHIBIT B

                             As of: February 9, 2000

                            MFS Managed Sectors Fund
                              MFS Cash Reserve Fund
                        MFS Research Growth & Income Fund
                            MFS Emerging Growth Fund
                            MFS Large Cap Growth Fund
                          MFS Intermediate Income Fund
                          MFS Global Total Return Fund
                               MFS Utilities Fund
                             MFS Global Equity Fund
                            MFS Strategic Income Fund
                             MFS Global Growth Fund
                         MFS Alabama Municipal Bond Fund
                        MFS Arkansas Municipal Bond Fund
                       MFS California Municipal Bond Fund
                         MFS Florida Municipal Bond Fund
                         MFS Georgia Municipal Bond Fund
                        MFS Maryland Municipal Bond Fund
                      MFS Massachusetts Municipal Bond Fund
                       MFS Mississippi Municipal Bond Fund
                        MFS New York Municipal Bond Fund
                     MFS North Carolina Municipal Bond Fund
                      MFS Pennsylvania Municipal Bond Fund
                     MFS South Carolina Municipal Bond Fund
                        MFS Tennessee Municipal Bond Fund
                        MFS Virginia Municipal Bond Fund
                      MFS West Virginia Municipal Bond Fund
                            MFS Municipal Income Fund
                      MFS Government Limited Maturity Fund
                            MFS Strategic Growth Fund
                             MFS New Discovery Fund
                             MFS Equity Income Fund
                         MFS Research International Fund
                             MFS Charter Income Fund
                   MFS Massachusetts High Income Tax Free Fund
                     MFS New York High Income Tax Free Fund
                              MFS Core Growth Fund
                         MFS Science and Technology Fund

                                                                       EXHIBIT C

                             As of: February 9, 2000

                        MFS Global Asset Allocation Fund